INDEMNIFICATION AGREEMENT


         For good and valuable consideration, the receipt of which is hereby acknowledged, including the willingness and commitment of 5% Convertible Debenture holders (totalling an aggregate of $330,000) ("Debenture Holders") of Seaton Group, Inc. ("Seaton") and subscribers to the shares of Common Stock of Seaton offered in a private offering through a Confidential Term Sheet dated November 14, 1997 ("Subscribers") (Debenture Holders and Subscribers collectively referred to as "Indemnitees"), to invest the aggregate of the funds received from the Debenture Holders and Subscribers ("Indemnification Amount") in Seaton to be used by Seaton to enter into and consummate a certain Reorganization Agreement (the "Agreement") dated as of November 17, 1997 between Seaton and UNITED INFORMATION SYSTEMS, INC. ("UIS"), UIS INDUSTRIAL LTDA ("UIS Brazil"), and the shareholders of the UIS Companies ("Indemnitors"), Indemnitors hereby jointly and severally indemnify and hold harmless Indemnitees, for a period of eighteen months from the date of the Agreement, from and against any and all claims, actions, causes of actions, judgments, liabilities, loss, damages, costs or expenses of whatever kind or nature (including attorneys fees and costs through all negotiations, trials and appellate proceedings) which may be made, asserted, assessed or entered against any of the Indemnitees, including, but not limited to a loss or diminution in value of shares of stock of Section by the Indemnitees, resulting from any matter for which UIS or UIS Brazil may have liability under Article X of the Agreement.

         The indemnification obligations provided hereby shall not, in any event, exceed the Indemnification Amount, plus any and all attorneys fees and costs through all negotiation, trials and appellate proceedings incurred in connection with the enforcement of the rights of Indemnitees hereunder. The rights hereunder shall be in addition to, and not in lieu of, any rights of Seaton under the Agreement.

         This agreement shall inure to the benefit of, and shall be enforceable by, each of the Indemnitees as if a named party hereto. This agreement shall be binding on the successors and assigns of the indemnitors, and shall accrue to the benefit of the successors and assigns of the Indemnitees.

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement this 17 day of November, 1997.



UNITED INFORMATION                         SEATON GROUP, INC.
SYSTEMS, INC.

By:                                         By:
   -------------------------------             --------------------------------

By:                                    By: /s/ Jorge Miguel Maia
   -------------------------------        --------------------------------
                                          Jorge Miguel Maia

                                       By: /s/ Jose Flavio Pereira De Araujo
                                          --------------------------------
                                          Jose Flavio Pereira De Araujo

                                       By: /s/  Maria Rosilene S. de Oliveria
                                          --------------------------------
                                          Maria Rosilene S. de Oliveria

                                       By: /s/  Carlos Maia
                                          --------------------------------
                                          Carlos Maia

                                       By: /s/  William Cuervo
                                          --------------------------------
                                          William Cuervo

                                       By: /s/ Odilon Velho
                                          --------------------------------
                                          Odilon Velho

                                       By: /s/ William Klein
                                          --------------------------------
                                          William Klein

                                       By: /s/  Saul Maia
                                          --------------------------------
                                          Saul Maia


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